NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Amundi Multi Sector Bond Fund
NVIT BNY Mellon Core Plus Bond Fund
NVIT Core Bond Fund
NVIT DoubleLine Total Return Tactical Fund
NVIT Federated High Income Bond Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT Loomis Short Term Bond Fund (formerly, NVIT Short Term Bond Fund)

Supplement dated June 21, 2023
to the Prospectus dated May 1, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Government Money Market Fund

Dreyfus, a division of BNY Mellon Investment Adviser, Inc. (“BNYMIA”), is the current subadviser to the NVIT Government Money Market Fund (the “Fund”), a series of Nationwide Variable Insurance Trust (the “Trust”). Dreyfus also is a division of Mellon Investments Corporation (“MIC”), which is affiliated with BNYMIA because MIC and BNYMIA are both indirect wholly-owned subsidiaries of The Bank of New York Mellon Corporation.  BNYMIA has informed the Trust that, in connection with an internal reorganization, Dreyfus will become a division of MIC only (the “Transition”). Upon the completion of the Transition, which is anticipated to occur on or about September 1, 2023, (the “Effective Date”) the Trust’s existing subadvisory agreement with BNYMIA, with respect to the Fund, will terminate and a new subadvisory agreement with MIC will become effective. It is currently anticipated that the Fund’s portfolio managers who are responsible for the day-to-day management of the Fund will remain the same following the Effective Date. It is also anticipated that there will be no material changes to the Fund’s investment objective or principal investment strategies, no reduction in the nature or level of services provided to the Fund, and no increase in the management fee payable by the Fund as a result of the engagement of MIC, through MIC’s Dreyfus division, to serve as the Fund’s subadviser.

As of the Effective Date, the Prospectus is amended as follows:

1.	The information under the heading “Portfolio Management – Subadviser” on page 33 of the Prospectus is deleted in its entirety and replaced with the following:

Dreyfus, a division of Mellon Investments Corporation

2.	The information under the heading “Fund Management – Subadvisers” on page 63 of the Prospectus is amended to include the following:

DREYFUS (“DREYFUS”), A DIVISION OF MELLON INVESTMENTS CORPORATION (“MIC”), located at 201 Washington Street, Boston, MA 02108, is the subadviser to the NVIT Government Money Market Fund.

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